SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017
CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

13925 Ballantyne Corporate Place, Suite 400
Charlotte, North Carolina	28277
Address of Principal Executive Offices	Zip Code

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders
Curtiss-Wright Corporation (the “Company”) held its Annual Meeting of Stockholders on May 11, 2017. The following matters set forth in the Company’s Proxy Statement dated March 24, 2017, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	FOR	WITHELD
David C. Adams	35,940,422	886,700
Dean M. Flatt	36,650,619	176,503
S. Marce Fuller	36,281,412	545,710
Rita J. Heise	36,493,778	333,344
Bruce D. Hoechner	36,642,842	184,280
Allen A. Kozinski	36,510,196	316,926
John B. Nathman	36,653,711	173,411
Robert J. Rivet	36,648,651	178,471
Albert E. Smith	36,355,014	472,108
Peter C. Wallace	36,645,550	181,572

2.	A proposal seeking ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017 was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS
40,006,845	288,870	15,061

3.
A proposal seeking re-approval of the performance goals included in the Curtiss-Wright Corporation Incentive Compensation Plan for purposes of Section 162(m) of the Internal Revenue Code was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
36,297,742	478,215	51,165	3,483,654

4.
A proposal seeking approval, on an advisory basis, of a resolution approving the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and accompanying narrative disclosure therein was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
35,340,604	1,415,192	71,326	3,483,654
.

5.
A proposal seeking approval, on an advisory basis, the frequency of future stockholder advisory votes approving the compensation of the Company’s named executive officers, with the votes cast as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
30,161,967	53,996	6,569,298	41,861	3,483,654

Based on these results, and consistent with the Board’s recommendation, the Board has determined that the Company will hold an advisory vote to approve the compensation paid to its named executive officers every year until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ Glenn E. Tynan
Glenn E. Tynan
Vice President of Finance and
Chief Financial Officer

Date: May 12, 2017